                                                                     EXHIBIT 1.1

                           KILROY REALTY CORPORATION
                              11,300,000 Shares/1/



                                  Common Stock
                             UNDERWRITING AGREEMENT
                             ----------------------

________ ___, 1997

PRUDENTIAL SECURITIES INCORPORATED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
J.P. MORGAN SECURITIES INC.
SMITH BARNEY INC.
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York 10292

Dear Sirs:

     Kilroy Realty Corporation, a Maryland corporation (the "Company"), and Kilroy Realty, L.P., a Delaware limited partnership (the "Operating Partnership"), each hereby confirms its agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

     1.   Securities.  Subject to the terms and conditions herein contained, the
          ----------
Company proposes to issue and sell to the several Underwriters an aggregate of 11,300,000 shares (the "Firm Securities") of the Company's common stock, par value $.01 per share ("Common Stock"). The Company also proposes to issue and sell to the several Underwriters not more than 1,695,000 additional shares of Common Stock if requested by the Representatives as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities", and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities".


--------------------
/1/ Plus an option to purchase from Kilroy Realty Corporation up to 1,695,000 additional shares to cover over-allotments.

     2.   Representations and Warranties of the Company and the Operating
          ---------------------------------------------------------------
Partnership. The Company and the Operating Partnership, jointly and severally,
-----------
represent and warrant to, and agree with, each of the several Underwriters that:

          (a) A registration statement on Form S-11 (File No. 333-15553) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration, assuming compliance with the requirements of Rule 462(b), shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement and any amendment or supplement thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:

          (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

          (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

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

          (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

          (b) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. Each Preliminary Prospectus provided to Underwriters for use in connection with the issuance and sale of the Securities
(i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

          (c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that, assuming compliance with Rule 462(b), is effective upon filing with the Commission and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

          (d) The Company and each of its subsidiaries (which are corporations) have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

          (e) The Company and each of its subsidiaries have full power (corporate or other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and each of the Company and the Operating Partnership has full power (corporate or other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

          (f) The issued shares of capital stock of each of the Company's subsidiaries (which are corporations) have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

          (g) The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of its jurisdiction of organization and is duly qualified to transact business as a foreign limited partnership and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole. As of the Firm Closing Date, the Company and the limited partners of the Operating Partnership will enter into an Amended and Restated Agreement of Limited Partnership of the Operating Partnership, substantially in the form of Exhibit 10.1 to the Registration Statement, with such other nonmaterial changes and revisions as are acceptable to the Representatives (the "Operating Partnership Agreement"), which agreement will be in full force and effect as of the Firm Closing Date. All of the partnership interests in the Operating Partnership (the "Units") to be issued in connection with the Formation Transactions (as defined in the Registration Statement and the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus) have been duly authorized for issuance by the Operating Partnership to the holders or prospective holders thereof, and, at the Firm Closing Date, against the payment of consideration therefor in accordance with the Operating Partnership Agreement, will be validly issued, fully paid and owned in the amounts set forth on Schedule 2 hereto, and, in the case of the Units to be issued to the Company, free and clear of any security interests, liens, encumbrances, equities or claims. Immediately after the Firm Closing Date, 2,692,374 Units will be issued and outstanding. The Units conform in all material respects to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. The Company is, and immediately after the Firm Closing Date will be, the sole general partner of the Operating Partnership.

          (h) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this agreement.

          (i) The capital stock of the Company conforms to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

          (j) All of the issued and outstanding shares of capital stock of the Company have been offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws). Except as described in the Prospectus (or, if the Prospectus does not exist, the most recent Preliminary Prospectus) and 50 shares of Common Stock issued to John B. Kilroy, Sr. (which will be repurchased on the Closing Date), the Company has not issued or sold any shares of its capital stock during the six-month period preceding the initial filing date of the Registration Statement including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act.

          (k) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities, equity interests or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock or equity interests (as the case may be) of the Company or any such subsidiary,
(B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or equity interests or any such convertible or exchangeable securities, equity interests or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, equity interests, any such convertible or exchangeable securities, equity interests or obligations, or any such warrants, rights or options.

          (l) The offer, issuance and exchange of the Units in connection with the Formation Transactions were or will be exempt from the registration requirements of the Act and applicable state securities and blue sky laws. The Company and the Operating Partnership reasonably believe that all persons and entities to whom such Units have been issued or will be issued on the Firm Closing Date were or will be at the time of issuance "accredited investors" as that term is defined in Rule 501(a) under the Act.

          (m) The balance sheet of the Company (including the notes thereto) included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly presents the financial position of the Company at the date therein specified. The combined financial statements (including the notes thereto) of the Kilroy Group (as defined in the notes thereto) and schedule of the Kilroy Group included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position, the results of operations and cash flows and changes in financial condition of the Kilroy Group, at the date and for the periods therein specified. The combined historical summaries of certain revenues and certain expenses (including the notes thereto) of the Acquisition Properties (as defined in the notes thereto) included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the combined certain revenues and certain expenses of the Acquisition Properties for the periods therein specified. All of the foregoing financial statements (including the notes thereto) and schedules have been prepared in accordance with generally accepted accounting principles consistently applied for each of the periods presented.

The selected financial data set forth under the caption "Selected Financial Data" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

          (n) The pro forma consolidated financial statements (including the notes thereto) of the Company included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such information and the assumptions used in the preparation thereof are, in the opinion of the Company, reasonable. Other than the historical and pro forma financial statements (and schedules) included therein, no other historical or pro forma financial statements (or schedules) are required to be included in the Registration Statement or Prospectus.

          (o) Deloitte & Touche LLP, who have certified certain financial statements and schedules, and delivered their reports with respect to the audited financial statements and schedules, included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

          (p) The adjustments made to the Company's pro forma Funds from Operations for the 12 months ending September 30, 1996 fairly reflect (A) the net increase in contractual rental income for the 12 months ending January 31, 1998 (over actual rental revenue included in pro forma Funds from Operations for the 12 months ended September 30, 1996); (B) the net increase in revenue from new executed leases commencing after September 30, 1995 for the 12 months ending January 31, 1998; (C) the net effect of lease expirations for leases which expired between September 30, 1995 and September 30, 1996 and leases which will expire between October 1, 1996 and January 31, 1998 for that portion of the 12-month period ending January 31, 1998 that such leases are no longer in effect;
(D) the effect of adjusting straight-line rental income and expense from an accrual basis under generally accepted accounting principles to a cash basis; and (E) the estimated interest earned at 5% per annum on excess cash proceeds of $20,444,000. The assumptions made by the Company disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), under the caption "Distribution Policy" are reasonable in light of the expected and intended method of operation of the Company and the Operating Partnership.

          (q) The execution and delivery of this Agreement have been duly authorized by the Company and the Operating Partnership and this Agreement has been duly executed and delivered by the Company and the Operating Partnership, and is the valid and binding agreement of each of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity.

          (r) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the

Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and are not described therein, and no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

          (s) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company and the Operating Partnership with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws or certificate of limited partnership or partnership agreement (as the case may be) of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

          (t) Each of the Company and its subsidiaries has full power (corporate or other) to enter into and deliver (as applicable) the agreements set forth on
Schedule 3 hereto and all other agreements and other documents related to the Formation Transactions (collectively, the "Transaction Documents") to which each is party and to carry out all the terms and provisions thereof to be carried out by each, respectively. The execution and delivery of the Transaction Documents have been duly authorized by the Company and its subsidiaries (as applicable) and the Transaction Documents have been or will be on the Firm Closing Date duly executed and delivered by the Company and its subsidiaries (as applicable), and each is the valid and binding agreement of the Company and its subsidiaries (as applicable), enforceable against the Company and its subsidiaries (as applicable) in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity.

          (u) The execution and delivery of the Transaction Documents, the compliance by the Company and its subsidiaries (as applicable) with their respective obligations under the Transaction Documents and the consummation of the Formation Transactions do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws or certificate of limited partnership or partnership agreement (as the case may be) of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

          (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (w) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (x) The Company has not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

          (y) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock (other than as contemplated by Section 2(j) hereof); and (3) there has not been any material change in the capital stock or partnership interests (as the case may be), short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (z) Upon consummation of the Formation Transactions, the Company or its subsidiaries will have good and marketable title in fee simple to all items of real property comprising part of the Properties (as defined in the Registration Statement and the Prospectus, or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) (except with respect to land held pursuant to a ground lease or subject to an air space lease) and marketable title to all personal property comprising part of the Properties, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings comprising part of the Properties held pursuant to or subject to a ground lease, air space lease or other lease will be held by the Company or any such subsidiary under or subject to valid, subsisting and enforceable ground leases, air space leases or other leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (aa) No labor dispute with the employees of the Company or any of its subsidiaries exists or is threatened or, to the knowledge of the Company or any of its subsidiaries, imminent that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (bb) Upon consummation of the Formation Transactions, the Company and its subsidiaries will own or possess, or will be able to acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed or proposed to be employed by them in connection with the business now operated or proposed to be operated by them as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (cc) Upon consummation of the Formation Transactions, the Company and each of its subsidiaries will own or possess all contract rights that are material to the businesses now operated or proposed to be operated by them taken as a whole as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), including all such contract rights referred to in the Prospectus. All such contracts are in full force and effect, and neither the Company nor any such subsidiary is aware of any material breach by any party under any of such contracts.

          (dd) As of the Firm Closing Date, the Company and each of its subsidiaries will be insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are or will be engaged as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew such insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (ee) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock or partnership interests, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and except pursuant to (i) existing indebtedness as in effect on the date hereof, (ii) the Mortgage Loans (as defined in the Registration Statement and the Prospectus, or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (iii) the Credit Facility (as defined in the Registration Statement and the Prospectus, or, if the Prospectus is not in existence, the most recent Preliminary Prospectus),
(iv) applicable law and (v) with respect to prohibitions only against transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, (A) customary non-assignment provisions contained in leases to which the Company or any of its subsidiaries is a party and (B) security interests, including purchase money obligations, applicable to any property of the Company or any of its subsidiaries as of the date hereof.

          (ff) The Company and its subsidiaries will possess as of the Firm Closing Date all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (gg) The Company is not, and as of the Firm Closing Date and the Option Closing Date will not be, subject to registration as an investment company under the Investment Company Act of 1940, as amended.

          (hh) Each of the Company and its subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (ii) Neither the Company nor any of its subsidiaries is in violation of any applicable federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses or the businesses proposed to be conducted by them as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary

Prospectus), and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (jj) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters on the Firm Closing Date or on the Option Closing Date shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          (kk) Except for the shares of capital stock of, or partnership interests in (as applicable), each of the subsidiaries owned by the Company and such subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (ll) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (mm) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company and its subsidiaries taken as a whole.

          (nn) All claims, suits or proceedings instituted by ACD2, a California corporation, or its affiliates or by Hughes Aircraft Company or Hughes Electronic Corporation's Space & Communications Company or its affiliates, in each case against any member of the Kilroy Group (as defined in the Registration Statement and the Prospectus, or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) either have been settled with prejudice or dismissed pursuant to a final judgment with prejudice, the time for appeal therefrom having expired.

          (oo) Except as otherwise disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), since January 1, 1990 no foreclosures have been instituted and none are currently threatened with respect to any property or assets directly or indirectly owned (whether now or in the past) by the Kilroy Group or the Company or any of its subsidiaries. Except for the Excluded Properties (as defined in the Registration Statement and the Prospectus, or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the properties set forth on Schedule 4 hereto, no member of the Kilroy Group owns or operates any real property other than the real properties comprising part of the Properties.

          (pp) Except as otherwise described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) no proceeding or filing of a petition seeking relief under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency, liquidation or similar law has been commenced or instituted (whether voluntary or involuntary) by or with respect to any member of the Kilroy Group, (ii) no member of the Kilroy Group has applied for or consented to the appointment of a receiver, trustee, custodian, sequestrator or similar official for any such persons or for a substantial part of any such persons' property or assets and
(iii) no member of the Kilroy Group has made a general assignment for the benefit of its creditors.

          (qq) No relationship, direct or indirect, exists between or among the Company or the Operating Partnership on the one hand, and the directors, officers, stockholders (in the case of the Company), limited partners (in the case of the Operating Partnership), tenants, customers or suppliers of the Company or the Operating Partnership on the other hand, which is required to be described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) which is not so described.

          (rr) The transfer of interests or other assets pursuant to the Transaction Documents does not violate the articles or certificate of incorporation, by-laws, limited liability company operating agreement, declaration of trust, certificate of limited partnership, partnership agreement or other organizational documents, as the case may be, of any member of the Kilroy Group. The agreements and instruments set forth on Schedule 6 hereto (the "Transfer Documents") are sufficient to effect the transfer to the Company or its subsidiaries of all direct or indirect interests in the Properties and other assets specified therein upon payment of the consideration therefor. Pursuant to the Transfer Documents, the Properties and other assets specified therein will be transferred to the Company or its subsidiaries directly and not by way of a transfer of interests in partnerships or other types of entities which own the Properties and such other assets.

          (ss) Commencing with the Firm Closing Date, after giving effect to the Formation Transactions, the Company will be organized in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and will have no earnings and profits accumulated in a non-REIT year within the meaning of
Section 857(a)(3)(B) of the Code, and the proposed method of operation of the Company and its subsidiaries will enable the Company to meet the requirements for taxation as a REIT under the Code beginning with its taxable year ending December 31, 1997 and for its subsequent taxable years. All statements in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) regarding the Company's qualification as a REIT are true, complete and correct in all material respects.

          (tt) (i) Each of the Properties (including, for purposes of this paragraph, the Excluded Properties) complies with all applicable codes, laws, ordinances and regulations (including, without limitation, building and zoning codes and laws and regulations relating to access to the Properties) and deed restrictions or other covenants, except for such failures to comply that would not materially impair the value of any of the Properties or would not result in a forfeiture or reversion of title; (ii) neither the Company nor any of its subsidiaries has knowledge of any pending or threatened litigation, moratorium, condemnation proceedings, zoning change, or other similar proceeding or action that could in any manner affect the size of, use of, improvements on, construction on, access to or availability of utilities or other necessary services to, the Properties, except such proceedings or actions which are not reasonably expected to, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole;
(iii) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties) of the Company or any of its subsidiaries that are required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) are disclosed therein; (iv) neither the Company, any of its subsidiaries nor any tenant of any portion of any of the Properties is in default under any of the ground leases or air space leases (as lessee), space leases (as lessor or lessee, as the case may be) or other occupancy or license agreement relating to, or under any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against, the Properties and there is no event which, but for the passage of time or the giving of notice or both, would constitute a default under any of such documents or agreements, except, with respect to such leases and other occupancy or license agreements (other than ground leases) and mortgages and ground and air space leases in connection with the SeaTac Office Center Property, such defaults that have been, or will be as of the Firm Closing Date, cured or waived and except such defaults that would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole; and (v) except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and except as otherwise provided by law, upon consummation of the Formation Transactions, no tenant under any lease pursuant to which the Company or any of its subsidiaries will lease the Properties will have an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part.

          (uu) Each of the Properties (including, for purposes of this paragraph, the Excluded Properties) is in substantial compliance with all presently applicable provisions of the Americans with Disabilities Act and no failure of the Company or any of the Subsidiaries to comply with all presently applicable provisions of the Americans with Disabilities Act would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

          (vv) Except as otherwise disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) neither the Company, any of its subsidiaries nor, to the best knowledge of the Company, any other owners of the Properties (including, for purposes of this paragraph, the Excluded Properties) at any time or any other party has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties, other than by any such action taken in compliance with all applicable Environmental Statutes; (ii) neither the Company nor any of its subsidiaries intends to use the Properties or any subsequently acquired properties for the purpose of handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials; (iii) neither the Company nor any of its subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to the Properties or any other real property owned or occupied by any such party, or onto lands from which Hazardous Materials might seep, flow or drain into such waters; (iv) except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), neither the Company nor any of its subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of the Properties or any assets described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or any other real property owned or occupied by any such party or arising out of the conduct of any such party, including without limitation a claim under or pursuant to any Environmental Statute (hereinafter defined); (v) neither the Properties nor any other real properties owned by members of the Kilroy Group is included or, to the best of the Company's knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the "EPA") or, to the best of the Company's knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as hereinafter defined).

          As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous materials as defined by any federal, state or local environmental law, ordinance, rule or regulation including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. (S)(S) 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. (S)(S) 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. (S)(S) 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C.
(S)(S)11001-11050, the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601-2671,
the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (S)(S) 136-136y, the Clean Air Act, 42 U.S.C. (S)(S) 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. (S)(S) 1251-1387, the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. (S)(S) 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an "Environmental Statute") or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets described in the Prospectus (a "Governmental Authority").

          (ww) None of the environmental consultants which prepared environmental and asbestos inspection reports with respect to any of the Properties (including, for purposes of this paragraph, the Excluded Properties), the engineering consultants which prepared engineering inspection reports with respect to any of the Properties or Robert Charles Lesser & Co., real estate advisors, which prepared a regional economic overview and market analysis for Kilroy Industries dated January 2, 1997, were employed for such purpose on a contingent basis or has any substantial interest in the Company or any of its subsidiaries and none of them or any of their directors, officers or employees is connected with the Company or any of its subsidiaries as a promoter, selling agent, voting trustee, director, officer or employee.

          (xx) Except as set forth in the environmental and engineering inspection reports prepared with respect to the Properties (including, for purposes of this paragraph, the Excluded Properties), neither the Company nor the Operating Partnership is aware of any environmental or engineering condition at any of the Properties that would result in a material adverse change in the condition (financial or otherwise) or business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

          (yy) No real estate transfer or similar taxes are or will become due and payable by the Company or any of its subsidiaries as a result of the acquisition by the Company or any of its subsidiaries of any direct or indirect interest in any Property in connection with the Formation Transactions, other than customary documentary transfer taxes which will be paid in full on or prior to the Firm Closing Date.

          (zz) At the Firm Closing Date, the Company or its subsidiaries will have obtained title insurance on each of the Properties which constitute real property (including ground leasehold estates) in an amount at least equal to $240,000,000 and with a tie-in endorsement attached to each owner policy and without coinsurance provisions.

          (aaa) At or prior to the Firm Closing Date, each of the transactions constituting the Formation Transactions will have occurred in the manner described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except for those transactions contemplated in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) to occur subsequent to the Firm Closing Date.

          (bbb) All of the representations and warranties of the Company, the Operating Partnership, the Kilroy Group and the Continuing Investors (as defined in the Registration Statement and the Prospectus, or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) contained in the Transaction Documents are true and correct in all material respects.

     Each reference in this Section 2 to "the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company and its subsidiaries, taken as a whole" means the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company and its subsidiaries, taken as a whole, upon consummation of the Formation Transactions.

     3.   Purchase, Sale and Delivery of the Securities.  (a)  On the basis of
          ---------------------------------------------
the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $________ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Latham & Watkins, 633 West 5th Street, Suite 4000, Los Angeles, California 90071 at 6:30 A.M., local time, on __________, 1997, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

          (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this
Section 3, plus, if the purchase and sale of any Option Securities takes place after the Firm Closing Date and after the Firm Securities are trading "ex-dividend", an amount equal to the dividends payable on such Option Securities. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

          (c) The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that the Underwriters wire funds to the Company prior to the completion of the closing of a purchase of Securities, the Company hereby acknowledges that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the Wire Funds are not returned by the Company to the Underwriters on the same day the Wired Funds were received by the Company, the Company agrees to pay to the Underwriters in respect of each day the Wire Funds are not returned by it, in same-day funds, interest on the amount of such Wire Funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

          (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     4.   Offering by the Underwriters.  Upon your authorization of the release
          ----------------------------
of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

     5.   Covenants of the Company.  Each of the Company and the Operating
          ------------------------
Partnership covenants and agrees with each of the Underwriters that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

          (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any

Preliminary Prospectus or the Prospectus or any amendment or supplement thereto,
(ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

          (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith
                                -----------------
the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

          (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

          (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date. The Company will provide or cause to be provided to each of the Representatives, and to each Underwriter that so requests in writing, a copy of each report on Form SR filed by the Company as required by Rule 463 under the Act.

          (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of
Section 11(a) of the Act and Rule 158 thereunder.

          (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

          (h) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or other capital stock of the Company or Units or other partnership interests of the Operating Partnership, or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock or other capital stock of the Company or Units or other partnership interests of the Operating Partnership, for a period of 180 days after the date hereof, except (i) pursuant to this Agreement, (ii) pursuant to a dividend reinvestment plan of the Company, (iii) pursuant to the Company's 1997 Stock Incentive Plan, and (iv) in connection with the acquisition by the Company or the Operating Partnership of real property or interests in entities holding real property, provided that the recipient or transferee of such
                       --------
securities or interests agrees in a writing satisfactory to Prudential Securities Incorporated, on behalf of the Underwriters, to be subject to the lock-up contained in this Section 5(h) for a period ending on the date that is 180 days after the date hereof.

          (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (j) The Company will obtain the agreements described in Section 7(f) hereof prior to the Firm Closing Date.

          (k) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), subject to the Company's policy on issuing public statements, the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

          (l) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

          (m) The Company will cause the Securities to be duly authorized for listing by the New York Stock Exchange prior to the Firm Closing Date, subject to official notice of issuance.

          (n) The Company will use its best efforts to meet the requirements to qualify, commencing with the taxable year ending December 31, 1997, as a REIT under the Code.

          (o) The Company will cause the Operating Partnership to operate as a limited partnership in accordance with the requirements of Delaware law.

     6.   Expenses.  The Company will pay all costs and expenses incident to the
          --------
performance of its and the Operating Partnership's obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) any listing of the Securities on the New York Stock Exchange, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company or the Operating Partnership to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

     7.   Conditions of the Underwriters' Obligations.  The obligations of the
          -------------------------------------------
several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and the Operating Partnership contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Operating Partnership of their respective covenants and agreements hereunder and to the following additional conditions:

          (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

          (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Latham & Watkins, counsel for the Company and its subsidiaries, to the effect that:

               (i) the Company and Kilroy Services, Inc. (the "Services Company") have been duly incorporated and are validly existing as corporations in good standing under the laws of the State of Maryland and are duly qualified to transact business as foreign corporations and are in good standing under the laws of the States of California and Delaware, and based solely on certificates from public officials, we confirm that each of the Company and the Services Company is duly qualified to transact business as foreign corporations and in good standing under the laws of the States of Arizona and Washington. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign limited partnership and is in good standing under the laws of the State of California, and based solely on certificates from public officials, we confirm that the Operating Partnership is duly qualified to transact business in the States of Arizona and Washington; [ALSO, TO COVER ANY OTHER SUBSIDIARIES TO BE FORMED BEFORE CLOSING]

               (ii) the Company and each of the Subsidiaries have corporate or partnership power (as the case may be) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and each of the Company and the Operating Partnership has corporate or partnership power (as the case may be) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

               (iii) the issued shares of capital stock of the Services Company have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in the Prospectus, to the best knowledge of such counsel, are owned beneficially by the Company free and clear of any perfected security interests or any other security interests, liens, encumbrances, equities or claims;

               (iv) the authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; all necessary and proper corporate proceedings have been taken in order to authorize validly the Common Stock referred to therein; all outstanding shares of Common Stock (including the Firm Securities, when issued and paid for by the Underwriters in accordance with the terms of this Agreement) have been (or, in the case of the Firm Securities, will be) duly and validly issued, are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws (or pursuant to an exemption therefrom), were not, to the knowledge of such counsel, issued in violation of or subject to, under the Company's charter or Maryland law or any agreement to which the Company is a party and which is known to such counsel, any preemptive rights or other rights to subscribe for or purchase any securities, and conform to the description thereof contained in the Prospectus; to the knowledge of such counsel, no holders of outstanding shares of capital stock of the Company are entitled under the Company's charter or Maryland law or any agreement to which the Company is a party and which is known to such counsel, as such, to any preemptive or other rights to subscribe for any of the Firm Securities; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

               (v) the Units issued in connection with the Formation Transactions, including, without limitation, the Units issued to the Company, were duly authorized for issuance by the Operating Partnership to the holders thereof. The Units issued to the Company, upon contribution of cash in the amount specified in the Operating Partnership Agreement, will be validly issued. The Units issued to the Continuing Investors in connection with the Formation Transactions, upon delivery of the consideration specified in the Omnibus Option Agreement (identified on Schedule 3 hereto), will be validly issued. The issuance of the Units to the Continuing Investors at or prior to the Firm Closing Date as contemplated in the Omnibus Option Agreement is or was (as the case may be) exempt from registration under the Act. The terms of the Units conform in all material respects to the description thereof and all statements related thereto contained in the Prospectus. The issuances of securities described in Items 31 and 32 of the Registration Statement were not at the time of issue, and are not as of the Delivery Date, required to be registered under the Act;

               (vi) the Formation Transactions did not constitute a "roll-up transaction" under Item 901(c) of Regulation S-K of the federal securities laws ("Regulation S-K") since they fall within Item 901(c)(2)(ii) of Regulation S-K;

               (vii) except as disclosed in the Registration Statement and the Prospectus, to the best knowledge of such counsel there are no outstanding
     (A) securities, equity interests or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock or equity interests (as the case may be) of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company to any such subsidiary any such capital stock or equity interests or any such convertible or exchangeable securities, equity interests or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, equity interests, any such convertible or exchangeable securities, equity interests or obligations, or any such warrants, rights or options;

               (vi) the statements set forth under the headings "Description of Capital Stock", "Formation and Structure of the Company", "Certain Relationships and Transactions", "Certain Provisions of Maryland Law and of the Company's Articles of Incorporation and Bylaws", "Partnership Agreement of the Operating Partnership", "Shares Available for Future Sale", "Federal Income Tax Considerations" and "ERISA Considerations" in the Prospectus, insofar as such statements describe statutes, rules or regulations, legal conclusions with respect to their application or provisions of the organizational documents of the Company, the Operating Partnership or the Services Company, have been reviewed by such counsel, are correct in all material respects and present fairly the information required to be disclosed therein;

               (ix) the execution and delivery of this Agreement have been duly authorized by all necessary corporate or partnership (as the case may be) action of the Company and the Operating Partnership, and this Agreement has been duly executed and delivered by the Company and the Operating Partnership, and is the valid and binding agreement of each of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity;

               (x) to the best knowledge of such counsel, (A) no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties and (B) no contract or other document is required to be disclosed in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not disclosed therein or filed as required;

               (xi) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company and the Operating Partnership with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any federal, or California, New York or Maryland governmental authority, except such as have been obtained under the Act and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound identified by an officer of the Company as material to the Company or any of the Subsidiaries (the "Material Agreements"), or the charter documents or by-laws or certificate of limited partnership or partnership agreement (as the case may be) of the Company or any of the Subsidiaries, or any provision of any California, New York or Maryland statute, rule or regulation (other than federal or state securities laws, which are addressed elsewhere herein), or court orders specifically directed to the Company and identified by an officer of the Company as material to the Company or any of the Subsidiaries (the "Court Orders");

               (xii) each of the Company and its Subsidiaries has the corporate or partnership power (as the case may be) to enter into and deliver (as applicable) the agreements and instruments set forth on Schedule 5 hereto (the "Operative Documents") to which it is party and to carry out all the terms and provisions thereof to be carried out by it. The execution and delivery of the Operative Documents have been duly authorized by the Company and the Subsidiaries (as applicable) and the Operative Documents have been or will be on the Firm Closing Date duly executed and delivered by the Company and the Subsidiaries (as applicable), and each is the valid and binding agreement of the Company and the Subsidiaries (as applicable), enforceable against the Company and the Subsidiaries (as applicable) in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity;

               (xiii) the execution and delivery of the Operative Documents, the compliance by the Company and the Subsidiaries (as applicable) with their respective obligations under the Operative Documents and the consummation of the Formation Transactions do not (A) require the consent, approval, authorization, registration or qualification of or with any federal, California, New York or Maryland governmental authority, except such as have been obtained under the Act, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Material Agreement, or the charter documents or by-laws or certificate of limited partnership or partnership agreement (as the case may be) of the Company or any of the Subsidiaries, or any provision of any California, New York or Maryland statute, rule or regulation (other than federal or state securities laws, which are addressed elsewhere herein), or any Court Order;

               (xiv) all of the Collateral (as defined in the Pledge Agreement listed on Schedule 5 hereto) has been duly and validly pledged with the Company, as agent for the pledgees under the Pledge Agreement, in accordance with law, and the Company, as agent for the pledgees under the Pledge Agreement, has a valid and enforceable security interest in all of the Collateral under the Uniform Commercial

     Code of California, ranking prior to and free and clear of the interests, claims and rights of others;

               (xv) the Company is not, and after giving effect to the Formation Transactions and the other transactions contemplated by this Agreement will not be, subject to registration as an investment company under the Investment Company Act of 1940, as amended;

               (xvi) the transfer of interests or other assets pursuant to the agreements and instruments set forth on Schedule 6 hereto (the "Transfer Documents") does not violate the articles or certificate of incorporation, by-laws, limited liability company agreement, declaration of trust, certificate of limited partnership, partnership agreement or other organizational documents, as the case may be, of any member of the Kilroy Group. The Transfer Documents are sufficient to effect the transfer to the Company or the Subsidiaries of all direct or indirect interests in the Properties and other assets specified therein upon payment of the consideration therefor;

               (xvii) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 424(b) and 434 has been made in the manner and within the time period required thereby; and based upon such counsel's due inquiry made to the Office of the Secretary of the Commission, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission;

               (xviii) the Registration Statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements, schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder;

               (xix) if the Company elects to rely on Rule 434, the Prospectus is not "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A); and

               (xx) upon completion of the Formation Transactions, the Company will be organized in conformity with the requirements for qualification as a real estate investment trust under the Code, and the proposed method of operation of the Company and the Operating Partnership as described in the Registration Statement and the Prospectus and a certificate of a responsible officer of the Company will enable the Company to meet the requirements for taxation as a real estate investment trust under the Code beginning with the year ended December 31, 1997.

     Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of California, the State of New York, the Delaware General Corporation Law and the Delaware Revised Limited Partnership Act or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinions of Ballard Spahr Andrews & Ingersoll, Baltimore, Maryland, and as to matters involving the application of community property law of the State of California, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of Rosenfeld, Meyer & Susman, LLP. The foregoing opinion shall also state that the Underwriters are justified in relying upon such opinions of Ballard Spahr Andrews & Ingersoll and Rosenfeld, Meyer & Susman, LLP, and copies of such opinions shall be delivered to the Representatives and counsel for the Underwriters.

     References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

          (b)(1) The Representatives shall have received opinions, dated the Firm Closing Date, of Rosenfeld, Meyer & Susman, LLP, restating the opinions of such firm dated November 1, 1996 and previously delivered to Prudential Securities Incorporated, with respect to certain community property law issues.

          (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (d) The Representatives shall have received from Deloitte & Touche LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

               (i) they are independent accountants with respect to the Company and its consolidated subsidiaries and the Kilroy Group and the Acquisition Properties within the meaning of the Act and the applicable rules and regulations thereunder;

               (ii) in their opinion, the audited consolidated financial statements and schedules and pro forma financial statements examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

               (iii) on the basis of a reading of the latest available interim unaudited consolidated condensed financial statements of the Kilroy Group and the Acquisition Properties, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph
     (iii), a reading of the minute books of the stockholders, the board of directors and any committees thereof of the members of the Kilroy Group and inquiries of certain officials of the Kilroy Group who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                    (A) at a specific date (not more than five business days prior to the date of such letter), there were any increases in debt or accumulated deficit of the Kilroy Group or any decreases in total assets of the Kilroy Group, in each case as compared with amounts shown in the September 30, 1996 combined balance sheet included in the Registration Statement and the Prospectus, or for the period from October 1, 1996 to __________, 199 , there were any decreases, as compared with the corresponding period of the previous year, in rental income, total revenues or net income (as applicable) of the Kilroy Group and the Acquisition Properties, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and

                    (B) at a specific date (not more than five business days prior to the date of such letter), with respect to the Kilroy Group, there were any increases in borrowings as compared with amounts shown in the September 30, 1996 balance sheet included in the Registration Statement and the Prospectus, except in all instances for changes or increases which the Registration Statement and the Prospectus disclose have occurred or may occur.

               (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information identified by the Representatives that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement and the Prospectus and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

               (v) on the basis of a reading of the unaudited pro forma condensed consolidated financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed consolidated financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma condensed consolidated financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

     In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

          (e) The Representatives shall have received a certificate, dated the Firm Closing Date, of the chief executive officer and the principal financial or accounting officer of the Company to the effect that:

               (i) the representations and warranties of the Company and the Operating Partnership in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each of the Company and the Operating Partnership has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's or the Operating Partnership's knowledge, are contemplated by the Commission; and

               (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto).

          (f) The Representatives shall have received from each Continuing Investor an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any shares of Common Stock or other capital stock of the Company or Units or other partnership interests of the Operating Partnership, or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock or other capital stock of the Company or Units or other partnership interests of the Operating Partnership, for a period of two years after the date of this Agreement; provided, however, the Continuing Investors may pledge Units held by them to
--------  -------
secure their indemnification obligations in connection with the Formation Transactions pursuant to the Pledge Agreement listed on Schedule 3 hereto.

          (g) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

          (h) Prior to the commencement of the offering of the Securities, the Securities shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

          (i) The Formation Transactions shall have been consummated or shall occur simultaneously with the closing of the purchase and sale of the Firm Securities hereunder.

          (j) On or before the Firm Closing Date, all necessary consents to the Formation Transactions shall have been obtained.

          (k) On or before the Firm Closing Date, the Company and the Operating Partnership shall have delivered to you with respect to each of the Properties (including, for purposes of the applicable provisions of this paragraph, the Excluded Properties) copies of:

               (i) an owner policy or policies of title insurance insuring that the Operating Partnership owns fee simple title to the real property (other than the land in which the Operating Partnership is acquiring a ground leasehold estate) comprising part of the Properties and owns and holds a valid ground leasehold estate in the land comprising part of the Properties in which the Operating Partnership is acquiring a ground leasehold estate, in an amount not less than $240,000,000, which policies shall be issued by a title insurance company acceptable to you (any such person or persons, the "Title Company"), include tie-in endorsements, do not contain any coinsurance provisions and contain as exceptions to title only those exceptions acceptable to the Representatives;

               (ii) an as-built survey of each of the Properties in form satisfactory to you;

               (iii) all assignments of ground leases, airspace leases and tenant leases, service contracts and similar rights necessary to operate each of the Properties and that are required to be delivered pursuant to the Omnibus Option Agreement;

               (iv) all tenant estoppels, third party consents, waivers, licenses, permits, authorizations, agreements, certificates and the like necessary to operate each of the Properties and that are required to be delivered pursuant to the Omnibus Option Agreement;

               (v) all certificates of occupancy, zoning compliance letters, and evidence of utility availability for each of the Properties;

               (vi) policies or certificates of insurance (including earthquake insurance) relating to each of the Properties evidencing coverages and in amounts as are prudent and customary in the businesses in which they are or will be engaged;

               (vii) UCC, judgment and tax lien searches confirming that the personal property comprising part of the Properties is subject to no liens, charges, encumbrances, claims or restrictions;

               (viii) such affidavits, certificates and instruments of indemnification as shall reasonably be required to induce the Title Company to issue the policies contemplated in clause (i) of this Section 7(k);

               (ix) checks payable to the appropriate public officials in payment of all recording costs and transfer taxes (or checks or wire transfers to the Title Company in respect of such amounts) due in respect of the recording of any instruments to be recorded in connection with the Formation Transactions, together with a check or wire transfer for the Title Company in payment of the Title Company's premium, search and examination charges, survey costs and any other amounts due in connection with the issuance of its policy (or commitment); and

               (x) if any of the Properties is subject to an existing mortgage, a current payoff letter from the holder of such existing mortgage indicating the principal amount required to satisfy all amounts then secured by such existing mortgage and the additional amount required for each day after the date of such letter necessary to satisfy all obligations secured thereby.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

     The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

     8.   Indemnification and Contribution.   (a)  Each of the Company and the
          ---------------------------------
Operating Partnership, jointly and severally, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

               (i) any untrue statement or alleged untrue statement made by the Company or the Operating Partnership in Section 2 of this Agreement,

               (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

               (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading or

               (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including, without limitation, slides, videos, films and tape recordings, as more specifically described on Schedule 7 hereto, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that neither the Company nor the
                             -----------------
Operating Partnership will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided, further, that neither the Company
                                  -----------------
nor the Operating Partnership will be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company or the Operating Partnership with Section 5(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company or the Operating Partnership may otherwise have. Neither the Company nor the Operating Partnership will, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

          (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. No Underwriter will, without the prior consent of the Company, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Company, any of its directors or officers who signed the Registration Statement or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Company, its officers and directors who signed the Registration Statement and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from (i) any liability which it may have to any indemnified party under this Section 8 except to the extent that the indemnifying party has been prejudiced as a result thereof or (ii) any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the
                                        -----------------
defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Operating Partnership and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and the Company and the Operating Partnership shall be deemed one party and jointly and severally liable for any obligations to contribute hereunder and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Operating Partnership.

     9.   Default of Underwriters.  If one or more Underwriters default in their
          -----------------------
obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company or the Operating Partnership other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     10.  Survival.  The respective representations, warranties, agreements,
          --------
covenants, indemnities and other statements of the Company, its officers, the Operating Partnership and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Operating Partnership, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     11.  Termination.   (a)  This Agreement may be terminated with respect to
          -----------
the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or the Operating Partnership shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

               (i) the Company or any of its subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto);

               (ii) trading in the Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

               (iii) a banking moratorium shall have been declared by New York, California or United States authorities; or

               (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section(s) 6 and 10 hereof.

     12.  Information Supplied by Underwriters.  The statements set forth in the
          ------------------------------------
last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

     13.  Notices.  All communications hereunder shall be in writing and, if
          -------
sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 2250 East Imperial Highway, El Segundo, California 90245, Attention: Chief Executive Officer.

     14.  Successors.  This Agreement shall inure to the benefit of and shall be
          ----------
binding upon the several Underwriters, the Company, the Operating Partnership and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Operating Partnership contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

     15.  APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT,
          --------------
AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

     16.  Consent to Jurisdiction and Service of Process.  All judicial
          ----------------------------------------------
proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, each of the Company and the Operating Partnership accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each of the Company and the Operating Partnership designates and appoints __________________, and such other persons as may hereafter be selected by each of the Company and the Operating Partnership irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by each of the Company and the Operating Partnership to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to each of the Company and the Operating Partnership at its address provided in Section 13 hereof; provided, however, that, unless otherwise
                                       --------  -------
provided
by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Company or the Operating Partnership refuses to accept service, each of the Company and the Operating Partnership hereby agrees that service of process sufficient for personal jurisdiction in any action against the Company or the Operating Partnership in the State of New York may be made by registered or certified mail, return receipt requested, to the Company or the Operating Partnership at its address provided in Section 13 hereof, and each of the Company and the Operating Partnership hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against each of the Company and the Operating Partnership in the courts of any other jurisdiction.

     17.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Operating Partnership and each of the several Underwriters.

                              Very truly yours,


                              KILROY REALTY CORPORATION


                              By:
                                 --------------------------------
                              Name:
                              Title:


                              KILROY REALTY, L.P.

                              By:  Kilroy Realty Corporation,
                                      its General Partner


                                   By:
                                      ---------------------------
                                      Name:
                                      Title:



The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

PRUDENTIAL SECURITIES INCORPORATED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
J.P. MORGAN SECURITIES INC.
SMITH BARNEY INC.


By:  PRUDENTIAL SECURITIES INCORPORATED



By
  -------------------------------------
  Jean-Claude Canfin, Director

  For itself and on behalf of the Representatives.

                                   SCHEDULE 1

                                  UNDERWRITERS
                                  ------------


                                             Number of Firm
                                             Securities to
Underwriter                                   be Purchased
-----------                                  --------------
Prudential Securities Incorporated......

Donaldson, Lufkin & Jenrette Securities
 Corporation............................
J.P. Morgan Securities Inc..............
Smith Barney Inc........................

[insert names of other Underwriters
-----------------------------------
  alphabetically by bracket or in other
  -------------------------------------
  order determined by Prudential
  ------------------------------
  Securities Incorporated -
  -------------------------
  Equity Transactions Group]
  --------------------------
                                                 __________
      Total.....................                 11,300,000

                                   SCHEDULE 2

                       PARTNERS OF OPERATING PARTNERSHIP
                       ---------------------------------

                                NUMBER     PERCENTAGE
GENERAL PARTNER                OF UNITS   OF ALL UNITS
---------------                --------   ------------

Kilroy Realty Corporation

LIMITED PARTNERS
----------------

                                   SCHEDULE 3

                             TRANSACTION DOCUMENTS
                             ---------------------


1. Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P. dated ________, 1997.

2. Registration Rights Agreement dated ________, 1997 among the Company and the other persons named therein.

3.  Noncompetition Agreement dated ________, 1997 between the Company and John
    B. Kilroy, Sr.

4.  Noncompetition Agreement dated ________, 1997 between the Company and John
    B. Kilroy, Jr.

5. Omnibus Option Agreement dated October 30, 1996 among the Operating Partnership and the Grantors (as defined below).

6. Representation Letter, Consent and Power of Attorney dated October 30, 1996 executed by each of the Grantors.

7. Supplemental Representations, Warranties and Indemnity Agreement dated ________, 1997 among the Company, the Operating Partnership and John B. Kilroy, Sr., John B. Kilroy, Jr. and Kilroy Industries.

8. Pledge Agreement dated ________, 1997 among John B. Kilroy, Sr., John B. Kilroy, Jr., Kilroy Industries and the Company, as agent for the pledgees.

9. Option Agreement dated ________, 1997 between the Operating Partnership and Kilroy Calabasas Associates.

10. Option Agreement dated ________, 1997 between the Operating Partnership and Kilroy Airport Imperial Co.

11. Management Agreement dated ________, 1997 between the Operating Partnership and Kilroy Airport Imperial Co.

12. Management Agreement dated ________, 1997 between the Operating Partnership and Kilroy Calabasas Associates.

13. Development Agreement dated ________, 1997 between the Operating Partnership and the Services Company.

14. [L&W to add the Mortgage Loan documents]

15. [L&W to add the Credit Facility documents]

16. Shared Facilities Agreement dated ________, 1997 between the Company and Kilroy Industries.

17. License Agreement dated ________, 1997 between the Company and ________ [re:
    Kilroy name].

18. Indemnification Agreement dated ________, 1997 between the Company and John
    B. Kilroy, Sr.

19. Indemnification Agreement dated ________, 1997 between the Company and John
    B. Kilroy, Jr.

20. Indemnification Agreement dated ________, 1997 between the Company and Jeffrey C. Hawken.

21. Indemnification Agreement dated ________, 1997 between the Company and Campbell Hugh Greenup.

22. Indemnification Agreement dated ________, 1997 between the Company and Richard E. Moran, Jr.

23. Indemnification Agreement dated ________, 1997 between the Company and A. Christian Krogh.

24. Indemnification Agreement dated ________, 1997 between the Company and William P. Dickey.

25. Indemnification Agreement dated ________, 1997 between the Company and Matthew J. Hart.

26. Indemnification Agreement dated ________, 1997 between the Company and Dale
    F. Kinsella

27. Employment Agreement dated ________, 1997 between the Company and John B. Kilroy, Jr.

28. Employment Agreement dated ________, 1997 between the Company and Richard E. Moran Jr.

29. Employment Agreement dated ________, 1997 between the Company and Jeffrey C. Hawken.

30. Employment Agreement dated ________, 1997 between the Company and Campbell Hugh Greenup.

31. All other agreements and instruments related to the Formation Transactions

[To add each bill of sale and assignment instrument (i.e. assignment of contracts, leases and ground leases, deeds, etc.)]

                                    *  *  *

Certain Defined Terms
---------------------

"Grantors" --  Patrice Kilroy Bouzaid
               Susan Hahn
               K-FIDO Associates, a California Limited Partnership
               Kilroy A-102 Trust, a California inter vivos trust
               Kilroy Airport Associates, a California general partnership Kilroy Building 73 Partnership, a California general partnership Kilroy-Freehold Industrial Development Organization, a California
                general partnership
               Kilroy Garden Grove Associates, a California general partnership Kilroy Industries, a California corporation
               John B. Kilroy, Jr.
               John B. Kilroy, Sr.
               Kilroy K-FIDO Associates, a California Limited Partnership
               Kilroy LB Affiliates II, a California Limited Partnership
               Kilroy Long Beach Associates, a California Limited Partnership Kilroy Long Beach Partner II, a California Limited Partnership Kilroy 1979 Trust, a California inter vivos trust
               Kilroy Technologies Company, LLC, a California Limited Liability
                Company
               Anne McCahon
               Marshall L. McDaniel
               Dana Pantuso
               SEA/TAC Properties, Ltd., a California Limited Partnership

                                   SCHEDULE 4

             OTHER PROPERTIES OWNED BY MEMBERS OF THE KILROY GROUP
             -----------------------------------------------------

                                   SCHEDULE 5

                              OPERATIVE DOCUMENTS
                              -------------------


1. Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P. dated ________, 1997.

2. Registration Rights Agreement dated ________, 1997 among the Company and the other persons named therein.

3.  Noncompetition Agreement dated ________, 1997 between the Company and John
    B. Kilroy, Sr.

4.  Noncompetition Agreement dated ________, 1997 between the Company and John
    B. Kilroy, Jr.

5. Omnibus Option Agreement dated October 30, 1996 among the Operating Partnership and the Grantors (as defined below).

6. Representation Letter, Consent and Power of Attorney dated October 30, 1996 executed by each of the Grantors.

7. Supplemental Representations, Warranties and Indemnity Agreement dated ________, 1997 among the Company, the Operating Partnership and John B. Kilroy, Sr., John B. Kilroy, Jr. and Kilroy Industries.

8. Pledge Agreement dated ________, 1997 among John B. Kilroy, Sr., John B. Kilroy, Jr., Kilroy Industries and the Company, as agent for the pledgees.

9. Option Agreement dated ________, 1997 between the Operating Partnership and Kilroy Calabasas Associates.

10. Option Agreement dated ________, 1997 between the Operating Partnership and Kilroy Airport Imperial Co.

11. Management Agreement dated ________, 1997 between the Operating Partnership and Kilroy Airport Imperial Co.

12. Management Agreement dated ________, 1997 between the Operating Partnership and Kilroy Calabasas Associates.

13. Development Agreement dated ________, 1997 between the Operating Partnership and the Services Company.

14. Shared Facilities Agreement dated ________, 1997 between the Company and Kilroy Industries.

15. License Agreement dated ________, 1997 between the Company and ________ [re:
    Kilroy name].

[To add each bill of sale and assignment instrument (i.e. assignment of contracts, leases and ground leases, deeds, etc.)]

                                   SCHEDULE 6

                           LIST OF TRANSFER DOCUMENTS
                           --------------------------


1. Omnibus Option Agreement dated October 30, 1996 among the Operating Partnership and the Grantors (as defined in Schedule 3 hereto).

2. Representation Letter, Consent and Power of Attorney dated October 30, 1996 executed by each of the Grantors.

3. Supplemental Representations, Warranties and Indemnity Agreement dated ________, 1997 among the Company, the Operating Partnership and John B. Kilroy, Sr., John B. Kilroy, Jr. and Kilroy Industries.

4. Option Agreement dated ________, 1997 between the Operating Partnership and Kilroy Calabasas Associates.

5. Option Agreement dated ________, 1997 between the Operating Partnership and Kilroy Airport Imperial Co.

6. License Agreement dated ________, 1997 between the Company and ________ [re:
   Kilroy name].

[To add each bill of sale and assignment instrument (i.e. assignment of contracts, leases and ground leases, deeds, etc.)]

                                   SCHEDULE 7

                  MARKETING MATERIALS PROVIDED BY THE COMPANY
                  -------------------------------------------